- Exhibit 99.1 -

ROSETTA RESOURCES INC.
Pritchard Capital Partners - Energize 2011
January 6, 2011 - San Francisco

All statements, other than statements of historical fact, included in this presentation are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical facts, such as expectations regarding drilling plans, changes in acreage positions, and expected capital expenditures. The assumptions of management and the future performance of the Company are subject to a wide range of business risks and uncertainties and there is no assurance that these statements and projections will be met. Factors that could affect the Company's business include, but are not limited to: the risks associated with drilling of oil and natural gas wells; the Company's ability to find, acquire, market, develop, and produce new reserves; the risk of drilling dry holes; oil and natural gas price volatility; uncertainties in the estimation of proved, probable, and possible reserves and in the projection of future rates of production and reserve growth; inaccuracies in the Company's assumptions regarding items of income and expense and the level of capital expenditures; uncertainties in the timing of exploitation expenditures; operating hazards attendant to the oil and natural gas business; drilling and completion losses that are generally not recoverable from third parties or insurance; potential mechanical failure or underperformance of significant wells; pipeline capacity availability and pipeline construction difficulties; climatic conditions; availability and cost of material and equipment; the risks associated with operating in a limited number of geographic areas; availability of capital; timing of planned divestitures; regulatory developments; environmental risks;
general economic and business conditions (including the effects of the worldwide economic recession); the amount and expected benefit of hedging arrangements; industry trends; and other factors detailed in the Company's most recent
Form 10-K and other filings with the Securities and Exchange Commission. If one or more of these risks or uncertainties materialize (or the consequences of such a development change), or should underlying assumptions prove incorrect, actual outcomes may vary materially from those forecasted or expected. The Company undertakes no obligation to publicly update or revise any forward-looking statements except as required by law.

Forward-Looking Statements

Cautionary Statement Concerning Resources
The United States Securities and Exchange Commission permits oil and gas companies, in their filings with the SEC, to disclose only proved, probable and possible reserves that a company anticipates as of a given date to be economically and legally producible by application of development projects to known accumulations. We may use certain terms in this presentation, such as “Risked Project Inventory,” “Project Counts,” “Net Risked Resources,” “Total Resources,” “Unrisked
Potential,” “Unrisked Original Resources in Place,” and “Unrisked EUR Potential” that the SEC's guidelines strictly prohibit us from including in filings with the SEC. These estimates are by their nature more speculative than estimates of proved reserves and accordingly are subject to substantially greater risk of actually being realized.
For filings reporting year-end 2009 reserves, the SEC permits the optional disclosure of probable and possible reserves.  The Company has elected not to report probable and possible reserves in its filings with the SEC.  We use the term “net risked resources” to describe the Company’s internal estimates of volumes of natural gas and oil that are not classified as proved reserves but are potentially recoverable through exploratory drilling or additional drilling or recovery techniques.  Estimates of unproved resources are by their nature more speculative than estimates of proved reserves and accordingly are subject to substantially greater risk of actually being realized by the Company.  Estimates of unproved resources may change significantly as development provides additional data, and actual quantities that are ultimately recovered may differ substantially from prior estimates.
We use the term “BFIT NPV10” to describe the Company’s estimate of before income tax net present value discounted at
10 percent resulting from project economic evaluation. The net present value of a project is calculated by summing future cash flows generated by a project, both inflows and outflows, and discounting those cash flows to arrive at a present value.  Inflows primarily include revenues generated from estimated production and commodity prices at the time of the analysis.  Outflows include drilling and completion capital and operating expenses.  Net present value is used to analyze the profitability of a project.  Estimates of net present value may change significantly as additional data becomes available, and with adjustments in prior estimates of actual quantities of production and recoverable reserves, commodity prices, capital expenditures, and/or operating expenses.
Forward-Looking Statements (Cont.)

Rosetta Resources - 2010 Highlights
• Capital spending of $310 MM
 • High return/high value programs received vast majority of funding
 • Capital exceeded internal cash flows, but balanced with asset sales and beginning cash
• 2010 asset sales are approximately $90MM
• Production growth
 • Annual production rate of 135-140 MMcfe/d
 • Exit rate of 159 MMcfe/d
 • Eagle Ford exit rate of 86 MMcfe/d
• Reserve growth
 • Double digit reserve growth rate

• $360 MM Capital Budget in 2011
• Focus on Eagle Ford
 • 90% of 2011 capital allocated to Eagle Ford
 • 40 wells planned
 • Fracture stimulation services agreement in place
 • Gates Ranch EUR revised upward
 • Light Ranch discovery announced
 • Pipeline and processing capacity expanded
 • Inventory in excess of 1 TCFE
 • Shift to liquids accelerates
• Southern Alberta Basin evaluation continues
 • Six wells drilled
 • Additional five wells to be drilled by early 2011
 • Completions planned for 2011
• Additional asset sales scheduled
 • DJ Basin
 • Sacramento Basin
• Strong alignment with stakeholders remains fundamental driver
Taking it Up a Notch

Rosetta Asset Portfolio Status

• EOY 2007
 • Rosetta has 5,000 net acres under lease with Eagle Ford potential
• EOY 2008
 • Rosetta has 25,000 net acres under lease with Eagle Ford potential
 • Rosetta completes vertical pilot drilling program to understand resource potential
• EOY 2009
 • Rosetta has 61,000 net acres under lease with Eagle Ford potential
 • Rosetta drills its successful horizontal discovery well in Springer Ranch (14,000 net acres)
 • Rosetta drills its successful horizontal discovery well in Gates Ranch Area (29,500 net acres)
• EOY 2010
 • Rosetta has 65,000 net acres under lease with Eagle Ford potential
 • Rosetta completes full delineation of Gates Ranch
 • Gates Ranch EUR revised to 7.2 Bcfe
 • Rosetta has drilled its 22nd horizontal well at Gates Ranch with 100% success rate
 • Dos Hermanas Pipeline in service
 • 2010 exit rate of 86 MMcfe/d
Eagle Ford

Rosetta’s drilling focus has been primarily on the Gates Ranch Area, however, we have embarked on the delineation of our other liquids-rich areas…
Area	Hydrocarbon Window	Net Acres
Gates Ranch Area	Condensate	29,960
Central Dimmit	Oil	7,450
Encinal Area	Dry Gas	14,500
Gonzales Area	Oil	6,500
NE LaSalle Area	Oil	3,450
Western Webb	Condensate	3,000
Total	77% Liquids	64,860

Eagle Ford - Gates Ranch

Gates Ranch Area

4-19
9-5
1-2
3-19
13-1287
B #2-24
BVP #1
BVP #2
7-15
6-12
6-6A
B #2-23
P
P
P
P
B #1-23
B #1-26
571#1
P
P
P
P
P
Gates Ranch Delineation
Initial horizontal wells were strategically located to delineate the asset
7-7A
Delineation Wells
• Gates 05D 9-5
• Gates 05D 3-19
• Gates 05D 4-19
• Gates 05D 13-1287
• Gates 05D 7-7A
• Gates 05D 6-6A
• Gates 09 Rose B 1-23
• Gates 05D 1-2
• Gates 09 Rose B 2-24
• Gates 05D 6-12
• Gates 09 Rose A BVP-2
• Gates 05D 7-15
• Gates 09 Rose A BVP-1
• Gates 09 Rose B 1-26
• Gates 10 Rose A 571-1

Delineation Wells
• Gates 05D 9-5
• Gates 05D 3-19
• Gates 05D 4-19
• Gates 05D 13-1287
• Gates 05D 7-7A
• Gates 05D 6-6A
• Gates 09 Rose B 1-23
• Gates 05D 1-2
• Gates 09 Rose B 2-24
• Gates 05D 6-12
• Gates 09 Rose A BVP-2
• Gates 05D 7-15
• Gates 09 Rose A BVP-1
• Gates 09 Rose B 1-26
• Gates 10 Rose A 571-1
Development Wells (Drilled by YE 2010)
• Gates 05D 6-8
• Gates 05D 2-20
• Gates 09 Rose B 1-1
• Gates 09 Rose B 2-23
• Gates 09 Rose A BVP-3
• Gates 05D 1-8A
• Gates 10 Rose A 1000-1
• Gates 05D 2-8A
• Gates 05D 8-15
• Gates 09 Rose B 2-1
• Gates 09 Rose B 2-26
Including our initial Gates Ranch discovery well, we have drilled 26 horizontal wells in the field to date…averaging roughly 5,000 feet of horizontal length per well…
4-19
9-5
1-2
3-19
13-1287
B #2-24
BVP #1
BVP #2
7-15
6-12
B #1-1
6-6A
B #2-23
2-20
B #1-23
B #1-26
571#1
7-7A
BVP #3
6-8
1000 #1
1-8A
2-8A
8-15
2-1
2-26

Gates Ranch New Type Curve
Based on actual well performance, the average EUR has been revised from 4.0 BCFE to 7.2 BCF
Previous 4.0 BCFE EUR
Current 7.2 BCFE EUR
Actual Well Performances (13 wells)

Area	Initial Gas Rate (mmcfpd)	Initial Oil Rate (bopd)	EUR (bcfe)	NPV Per Well BFIT10 ($MM)	Discounted Payout (years)	Post 2010 Inventory (Net Wells)	NPV Per Area BFIT10 ($)
Gates North Type Curve	5.0	450	6.7	13.0	1.6	150	$1.950 billion
Gates South Type Curve	7.0	350	8.1	14.1	1.4	90	$1.269 billion
Gates Ranch Type Curve	5.7	412	7.2	13.4	1.5	240	$3.219 billion
Notes:
• Gates Ranch proper only (26,500 net acres)
• 100 acre well spacing
• $8.25 mm total well cost
• Strip pricing effective 10/26/2010
• “Per area” values are “per well” values multiplied by post 2010 net inventory
Gates Ranch Valuation
On average, a typical well has a 7.2 BCFE EUR and a BFIT NPV of $13.4 MM…

Although the Gates Ranch Area offers us more than 18 rig years...we are defining
Inventory beyond Gates Ranch Area…
Central Dimmit Area

Central Dimmit Discovery Well
Initial Test
Light Ranch #1H Discovery
Vivion
Light
Ranch
Lasseter &
Eppright
Central Dimmit Exploration & Development Plan

With less than 5% of our Gates Ranch Area inventory drilled and producing, we have built a legacy asset from scratch that is currently producing more than 80 MMcfe/d…

Eagle Ford Pipeline Projects
DOS HERMANAS
To HPL
Legend
 Dos Hermanas
---- Dimmit Lateral

• Dos Hermanas in service December 2010
• Firm gathering and processing reaches 85 MMcfe/d
• Revised agreement in place:
 • Dimmit lateral in service 2nd quarter 2011
 • Dos Hermanas capacity to increase by 20 MMcfe/d in 3rd
 quarter 2011
• Rosetta to access new gathering and processing
 capacity in 4th quarter 2011
Eagle Ford Gathering

• Southern Alberta Basin specifics
 • Devonian Shale oil play in NW Montana
 • Williston Basin analog
 • Depths ranging from 4,500’ to 7,500’ TVD
 • Over-pressured reservoirs
• Rosetta’s current Southern Alberta Basin
 position
 • 300,000 undeveloped net acres
 • 13 - 15 MMBoe per square mile of resource in place
• Rosetta’s assessment to date
 • Drilled 6 exploratory delineation wells
 • 2 wells on strike 28 miles apart (Riverbend 12-13 and
 Gunsight 31-16)
 • 1 well 8 miles downdip (Riverbend W 7-4)
 • Drilled a north east extension and encountered thickening
 Banff and Bakken intervals (Big Rock 29-13)
 • Drilled 2 middle of area wells which established continuity
 (Little Rock Coulee 27-16 and Fee Gauge 19-1)
 • Confirmed significant oil hydrocarbons in place and
 over-pressured reservoirs
 • Conducted vertical tests in several zones
• Multi-well vertical program underway
Southern Alberta Basin Opportunity is Unique

Acres	Lessor	Terms
200,000	Blackfeet Indian Nation
• 5 year option with 2 well per year drilling requirement for 10 well total.
• With each commercial well, Rosetta earns the right to lease 20,000 acres surrounding that well for a 10 year term.
• Continuous drilling obligation of 1 well per 9 months beginning on the 4th year.

30,000	WAVE Energy	• Terms similar to option acreage.
52,000	Allottee (Blackfeet Families)	• Typically 5 year lease terms, with option to extend term at the end of the primary period.
18,000	Fee Acreage
Southern Alberta Basin
Acreage Recap

Financial Strategy
• Bias for conservative and disciplined approach to financial management
• Actively manage and monitor use of debt
 • Debt to book cap < 40%
 • Debt to EBITDAX < 1.75x
 • Attempt to maintain high level of liquidity throughout cycles
• Asset sales to “balance” 2011 capital program
1 Adjusted for the high yield offering

Risk Management
• Selective hedging program:
 • Gas hedges of 50,000 MMBtu/d in 2011
 • Oil hedges of 2,300 Bbl/d in 2011/2,100 Bbl/d in 2012
 • NGL Hedges of 700 Bbl/d in 2011/450 Bbl/d in 2012
• Fracture stimulation services/agreement in place
 • 2 year term
 • 3 weeks per month
 • Favorable pricing
• Transportation and processing
 • 35 MMcfe/d base agreement
 • 50 MMcfe/d on Dos Hermanas
 • Dimmit County lateral in place 2nd quarter 2011
 • 20 MMcfe/d added in 3rd quarter of 2011
 • Additional capacity available in 4th quarter of 2011

• Focus on high return Eagle Ford inventory
• Production guidance dependent on divestiture timing
 • 160-170 MMcfe/d including divestment properties
 • DJ Basin/California expected to produce approximately 35 MMcfe/d for full year
 • 2011 exit rate, excluding divestment properties, to range from 155-165 MMcfe/d
• Divest additional legacy assets to fund development
• Simplify and reduce unit cost structure
• Focus on returns
• Test Southern Alberta Basin position
2011 Program

Appendix 1 of 5: 3-Stream Process Flow - Gates Ranch
Note: This example describes the 3-streams of production from the average 2010 Gates Ranch horizontal wells (based on completions as of July, 2010) and also provides a “rule of thumb” factor to convert “net
Rosetta sales volumes” (measured in Mcfe/d) to “gross wellhead gas” (measured in Mcf/d.) This is important for understanding Rosetta’s takeway capacity situation. As described, gross wellhead gas, and therefore takeaway capacity, is multiplied by ~1.3 to determine net sales to Rosetta.

Appendix 2 of 5: Converting Wellhead to Sales
	Well Head Production	Effect of Processing	Mcfe Equivalent
Gas	4,430 Wet Mcf/d	3,100 Lean Mcf/d	3,100 Mcfe/d
NGL	--	500 Bbl/d	3,000 Mcfe/d
Condensate	320 Bbl/d	320 Bbl/d	1,920 Mcfe/d
		Gross Production	8,020 Mcfe/d
		Net Production	6,015 Mcfe/d
6,015 Net
Uplift		=	1.36
4,430 Gross
Note: This example describes the 3-streams of production from the average 2010 Gates Ranch horizontal wells (based on completions as of July 2010) and also provides a “rule of thumb” factor to convert “net
Rosetta sales volumes” (measured in Mcfe/d) to “gross wellhead gas” (measured in Mcf/d). This is important for understanding Rosetta’s takeaway capacity situation. As described, gross wellhead gas, and therefore takeaway capacity, is multiplied by ~1.3 to determine net sales to Rosetta.

Appendix 3 of 5: Converting to Net 3-Stream Volumes
	Well Head Production	Effect of Processing	Mcfe Equivalent
Gas	85,000 Wet Mcf/d	59,481 Lean	59,481 Mcfe/d
NGL	--	9,594 Bbl/d	57,564 Mcfe/d
Condensate	2,889 Bbl/d	6,139 Bbl/d	36,834 Mcfe/d
		Gross Production	153,879 Mcfe/d
		Net Production	115,409 Mcfe/d
115,409 Net
Uplift		=	1.36
85,000 Gross
Note: This example describes the 3-streams of production from the average 2010 Gates Ranch horizontal wells (based on completions as of July 2010) and also provides a “rule of thumb” factor to convert “net
Rosetta sales volumes” (measured in Mcfe/d) to “gross wellhead gas” (measured in Mcf/d). This is important for understanding Rosetta’s takeaway capacity situation. As described, gross wellhead gas, and therefore takeaway capacity, is multiplied by ~1.3 to determine net sales to Rosetta.

Natural Gasoline  Use:  Petrochemical and Refining
  Price:  92% WTI
  Note:  Comprised of all remaining
   components
   Price Risk: Low
Butane  Use: Primarily heating and industrial
 Price: 86% of WTI Crude
           Note: Butane market more robust

    Price Risk: Low
Propane  Use:  50% Residential and Commercial
   Heating, 50% Petrochemical
   Price: 50% of WTI Crude
   Note:  Propane demand is seasonal and is
   subject to weather

  Price Risk: Medium
Appendix 4 of 5: Gates Ranch NGL Breakdown
Ethane   Use: Petrochemical
feedstock (plastics)
   Price: 25% WTI Crude
   Note: May be rejected and combined with
   gas sale when priced below residual
   gas price
 Price Risk: High
C2
C5+
C4
C3
17%
25%
8%

Appendix 5 of 5: NGL Hedge Detail
Barrel Component	% of Bbl	% WTI	Hedged Volume	$/GAL	$/Bbl
Ethane	50%	25%	-	-	-
Propane	25%	50%	350	1.00	41.92
Butane (I&N)	17%	86%	210	1.33	55.50
Natural Gasoline	8%	92%	140	1.68	70.61
Avg. Price per Bbl		47%	700	1.23	51.74